United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                            September 20, 2005
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

             1-6479-1

Commission File Number

Delaware (State or other jurisdiction of incorporation)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                    New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 1-Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

          On September 21, 2005, Double Hull Tankers, Inc. ("DHT"), a wholly owned indirect subsidiary of Overseas Shipholding Group, Inc. (the "Registrant"), filed a Registration Statement on Form F-1 (Registration No. 333-128460) with the Securities and Exchange Commission for a proposed initial public offering (the "Offering") of DHT's common stock. DHT intends to acquire a fleet of seven oil tankers (the "Vessels"), consisting of three VLCCs and four Aframaxes, from subsidiaries of the Registrant (the "Vessel Sale") and to time charter them back to other subsidiaries of the Registrant (the "Chartering Subsidiaries") for initial terms of five to six and one-half years. On September 20, 2005, the Vessel-owning subsidiaries of the Registrant entered into Memoranda of Agreement with subsidiaries of DHT to effect the Vessel Sale. Under the Memoranda of Agreement, completion of the Vessel Sale is conditioned on, among other things, execution and delivery by such DHT subsidiaries and the Chartering Subsidiaries of time charter agreements for the Vessels as described in the Registration Statement and the closing of the Offering. Copies of the Memoranda of Agreement are filed as Exhibits 10.2.1 through 10.2.7 to the Registration Statement and are incorporated herein by reference.

Section 8 - Other Events

Item 8.01 - Other Events.

          On September 21, 2005, DHT issued a press release describing the Offering. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Exhibit No.	Description
10.1

Memorandum of Agreement relating to the Overseas Ann dated September 20, 2005 between 1320 Tanker Corporation and Ann Tanker Corporation (filed as Exhibit 10.2.1 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

10.2

Memorandum of Agreement relating to the Overseas Chris dated September 20, 2005 between 1321 Tanker Corporation and Chris Tanker Corporation (filed as Exhibit 10.2.2 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

10.3

Memorandum of Agreement relating to the Regal Unity dated September 20, 2005 between Regency Tankers Corporation and Regal Unity Tanker Corporation (filed as Exhibit 10.2.3 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

10.4

Memorandum of Agreement relating to the Overseas Cathy dated September 20, 2005 between Tenth Aframax Tanker Corporation and Cathy Tanker Corporation (filed as Exhibit 10.2.4 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

10.5

Memorandum of Agreement relating to the Overseas Sophie dated September 20, 2005 between Ninth Aframax Tanker Corporation and Sophie Tanker Corporation (filed as Exhibit 10.2.5 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

10.6

Memorandum of Agreement relating to the Rebecca dated September 20, 2005 between Third Aframax Tanker Corporation and Rebecca Tanker Corporation (filed as Exhibit 10.2.6 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

10.7

Memorandum of Agreement relating to the Ania dated September 20, 2005 between Sargasso Tanker Corporation and Ania Aframax Corporation (filed as Exhibit 10.2.7 to Double Hull Tankers, Inc.'s Registration Statement on Form F-1 (Registration No. 333-128460) and incorporated herein by reference.).

99	Press Release of Double Hull Tankers, Inc. dated September 21, 2005.

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: September 23, 2005	By: /s/Myles R. Itkin
Name: Myles R. Itkin Title: Senior Vice President, Chief Financial Officer and Treasurer